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                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549


                                  FORM 8-K


                               CURRENT REPORT


                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported):       March 30, 1998
                                                       -------------------------

                           HUNTWAY PARTNERS, L.P.
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           (Exact name of registrant as specified in its charter)

           Delaware                                      36-3601653
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     (State of other jurisdiction      (IRS Employer Identification Number)
       of incorporation)


                                   1-10091
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                          (Commission File Number)


25129 The Old Road, Suite 322, Newhall, California                  91381
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     (Address of principal executive offices)                    (Zip Code)


     Registrant's telephone number, including area code:       (805) 286-1582
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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (c)   Exhibits.

     See the Index to Exhibits attached hereto.




















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                                 SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         HUNTWAY PARTNERS, L.P.
                                         (Registrant)


Dated:    March 30, 1998                  By: /s/ Warren J. Nelson
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                                              Warren J. Nelson
                                              Executive Vice President and Chief
                                              Financial Officer




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                              INDEX TO EXHIBITS



Exhibit
Number
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10.1 First Supplemental Indenture dated as of October 31, 1997 between the
     Partnership and Fleet National Bank, relating to the Partnership's 12% Senior Secured Notes Due 2005.

10.2 Second Supplemental Indenture dated as of November 30, 1997 between the Partnership and Fleet National Bank, relating to the Partnership's 12% Senior Secured Notes Due 2005.

10.3 First Supplemental Indenture dated as of October 31, 1997 between the Partnership and IBJ Schroder Bank & Trust Company, relating to the Partnership's Junior Subordinated Notes Due 2005.

10.4 First Supplemental Indenture dated as of January 14, 1998 between the Partnership and State Street Bank & Trust Company, as trustee, relating to the Partnership's 12% Senior Subordinated Secured Convertible Notes Due 2007.

10.5 Third Amendment to Letter of Credit and Reimbursement Agreement dated as of November 30, 1997 between the Partnership, Sunbelt Refining Company, L.P. and Bankers Trust Company.






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